EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Pennant Group, Inc. (the Company) on Form 10-Q for the period ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brent J. Guerisoli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRENT J. GUERISOLI
	Name:	Brent J. Guerisoli
	Title:	Chief Executive Officer (Principal Executive Officer)

May 6, 2024

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.